UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of Registrant as specified in charter)

280 Park Avenue

11th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

280 Park Avenue

11th Floor

New York, NY 10017

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:    December 31

Date of reporting period: May 26, 2010 – June 30, 2010

Item 1.  Report to Stockholders.

Blackstone / GSO Senior

Floating Rate Term Fund

Blackstone / GSO Senior Floating Rate Term Fund
Manager Commentary	June 30, 2010

Dear Shareholders:

This is the first of what we hope will be a regular communication with you to discuss the progress of Blackstone / GSO Senior Floating Rate Term Fund (“Fund”, or “BSL”). Thank you for your investment in the Fund and the confidence that each of you has shown in us as the investment advisor to BSL.

The Fund closed its initial public offering (“IPO”) on May 28, 2010 and began investing immediately thereafter having purchased $280.36 million par value of loans at a cost of $275.64 million through June 30, 2010. We are pleased to report that conditions in the leveraged finance markets generally, and in the senior secured loan market specifically, have been favorable to investors. The “ramp-up” of the Fund’s portfolio has proceeded at a faster pace than we initially projected, and we have been able to purchase assets at marginally better levels than expected. Credit spreads, which began widening throughout the month of May, have continued to widen through June and remained wider than they were at the end of the first quarter of the year.

As of June 30, 2010, approximately 96% of the net proceeds from the IPO had been invested in senior secured loans (77.39%), second lien loans (11.91%), senior secured bonds (0.76%) and high yield bonds and unsecured loans (5.95%). In addition to proceeds from the IPO, we will also be investing proceeds from our leverage transaction, which we closed on August 13, 2010. This leverage transaction was part of our strategy for the Fund, as we discussed during the marketing of the IPO. The leverage is comprised of floating rate term preferred shares and senior secured notes indexed off of 3-month LIBOR (the London Inter-bank Rate) and will be matched to the term of the Fund. We expect to have the net proceeds from the leverage transaction fully deployed by Labor Day, or shortly thereafter. Also see Note 7 in the Notes to Financial Statements for more information on the Fund’s leverage.

We believe the portfolio is well diversified, with the top five industry groups representing: (1) diversified/conglomerate service, (2) healthcare, education and childcare, (3) electronics, (4) telecommunications, and (5) chemicals, plastics, and rubber. The top 10 holdings of BSL represented just 15% of total assets owned and the average position size as a percentage of NAV was 0.95%. The weighted average spread above the LIBOR index rate of the assets held by the Fund was 5.53%, providing a current yield of 6.78%, assuming a constant LIBOR. The weighted average credit-rating of the portfolio was between a Ba3/B1 (on a Moody’s® rating scale).

Throughout the second quarter of 2010, the leveraged loan market, like most major financial markets, has experienced a period of volatility. Having staged a dramatic recovery from the lows suffered contemporaneously with the collapse of Lehman Brothers during the third-quarter of 2008, the Credit Suisse Leveraged Loan Index© (“CSLLI”)† recouped much of the 2008 loss by the end of the first-quarter 2010. Average loan prices were 90.63% of par value by March 31, up dramatically from a historic low of 61.65% of par value on December 17, 2008. The loan market then turned in its sharpest quarterly decline since the record low of December, 2008; during the quarter ended June 30, 2010 the CSLLI fell by 1.04% while the Dow Jones Industrial Average fell 9.36% and the Credit Suisse High Yield Bond Index was modestly positive at 0.21%. Concerns over a default by Greece and to a lesser extent, Portugal, Spain, Ireland and Italy, was the catalyst, but fears grew as extraordinary and poorly explained trading activity on the NYSE undermined confidence and the environmental disaster caused by the drilling accident in the Gulf of Mexico worsened. These negative events were further compounded by investors’ awakening to the fact the economic recovery was starting to show signs of slowing, a trend that could possibly be

† A description of CSLLI can be found on page 4 of this semi-annual report.
Semi-Annual Report | June 30, 2010	1

Blackstone / GSO Senior Floating Rate Term Fund
Manager Commentary	June 30, 2010

reinforced by legislative initiatives and revenue tax proposals that are likely to be finalized in the second half of the year. Even while corporate earnings continue to improve and balance sheets are in the best shape they have been in for the past three to five years, the market volatility is likely to remain with us into the third-quarter.

An appropriate question for our shareholders to ask is: how does all this uncertainty and potential economic instability impact the Fund? As we noted earlier in this letter and mentioned during the marketing of the IPO in May, leveraged finance assets, particularly senior secured bank loans, are currently very attractively priced. From a fundamental credit perspective, balance sheets are, on average, stronger than they were pre-credit crisis and continue to improve as reflected in the trends for the credit statistics of a majority of leveraged companies. Even if the economy moderates to a lower growth rate, we believe corporate credit fundamentals will continue to improve. At the same time, default rates are falling dramatically and prospects for future defaults are declining. Terms and conditions of new loans are more favorable to the lenders and structures are tighter, providing lenders with favorable positions vis-à-vis borrowers. We believe the Fund stands to benefit from these market trends.

In addition, we believe the Fund benefits from the moderate, but steady supply of new loans in the primary, or new issue, market which has surpassed the capacity created by loan repayments or inflows of fresh capital into leveraged loan investment strategies. This modest imbalance has driven credit spreads wider, not withstanding LIBOR, which was quoted at 0.45% on July 26th. These technical and fundamental dynamics of the leveraged finance market are, in our opinion, favorable to the Fund’s shareholders, as it permits us to generate a very attractive current yield on the Fund. Average new issue yields on leveraged loans have exceeded 8.00% according to Standard & Poor’s Corporation, Leveraged Commentary and Data and are expected to remain wide for the foreseeable future.

We believe that the Fund is off to a very good start with a solid portfolio that is providing a very competitive yield. We further believe that once the proceeds from the leverage transaction are fully deployed, the portfolio will be improved as the Fund will be able to take further advantage of the value offered by newly issued senior secured loans in the market. Also, because the loans that the Fund invests in are floating rate, we believe the Fund is in a good position to minimize the impact of inflation and fluctuations in interest rates.

We will continue to focus our efforts on solid credit selection and deploying the Fund’s capital in a manner that has the greatest potential to earn high current income and preserve capital for the shareholders.

We sincerely appreciate your support and interest in our Fund. If you have any questions about your investment, please call 1-877-876-1121. Additionally, Fund information is available on its website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

The Investment Adviser to Blackstone / GSO Senior Floating Rate Term Fund

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	June 30, 2010

BSL’s Portfolio Composition

	SECTOR BREAKDOWN
	First Lien Secured Loans	77.39%
	Second Lien Loans	11.91%
	Senior Secured Bonds	0.76%
	Sr. Unsecured and Sr. Subordinated
	(Loans and Bonds)	5.95%
	Cash	3.99%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security. Under normal market conditions, the Fund will invest at least 80% of its managed assets in first lien secured loans. As of June 30, 2010, the Fund had not completed its “ramp-up” period.

BSL’s Moody’s Rating Distribution

Rating distributions are subject to change and are not recommendations to buy or sell any security.
Ratings shown are loan ratings, issued on the specific loan and does not represent obligor or corporate family ratings.

Portfolio Characteristics
Weighted Average Spread	5.53%
Current Yield	6.78%
Weighted Average Rating	Ba3/B1
Weighted Days to Reset	57
Average Position as % NAV	0.95%

Top 10 Holdings
Sedwick CMS - 2nd Lien Term Loan	1.73%
Cincinnati Bell, Inc. (f/k/a Broadwing Inc.) - Tranche B Term Loan	1.70%
New Development Holding, LLC (Calpine) - Term Loan B	1.61%
Styron LLC - Term Loan	1.57%
Aspect Software - Term Loan B	1.51%
Oshkosh Truck Corporation - Term B Loan	1.41%
Graham Packaging - C Term Loan	1.40%
Pinnacle Foods - Tranche C Term Loan	1.40%
Targa Resources Inc. - Term Loan	1.40%
Universal City Development Partners - New Term Loan B	1.39%
Top 10 Holdings	15.12%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.
Semi-Annual Report | June 30, 2010	3

Blackstone / GSO Senior Floating Rate Term Fund
Financial Data	June 30, 2010

Top 5 Industries as of 6/30/10
Diversified/Conglomerate Service	10.32%
Healthcare, Education & Childcare	8.14%
Electronics	7.78%
Telecommunications	6.02%
Chemicals, Plastics & Rubber	5.84%

Amounts above are shown as percentage of total net assets as of June 30, 2010.

BSL Total Return – Average Annualized as of 6/30/10

	1 Month	YTD	Since Incep.
Blackstone / GSO Senior Floating Rate Term Fund
NAV	(0.05%)	(0.31%)	(0.31%)
Market Price	(0.05%)	0.00%	0.00%
Credit Suisse Leveraged Loan Index	(0.24%)	(0.11%)	(0.11%)

Performance data quoted represents past performance and does not guarantee future results.

Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. Indices are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. The performance of the index does not represent generally the performance of any investment.

4	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate(a) /Maturity Date	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS - 90.68%
Aerospace and Defense - 0.18%
BE Aerospace, Inc., Senior Secured Tranche B Term Loan,
5.750%, 07/28/2014	$502,717	$505,075

Automobile - 2.43%
Oshkosh Truck Corp., Senior Secured Term B Loan,
6.540%, 12/06/2013	4,000,000	4,018,120
Reynolds & Reynolds Co., Senior Secured Term Loan,
5.250%, 04/16/2017	2,949,009	2,915,847

		6,933,967

Beverage, Food and Tobacco - 2.65%
Michael Foods, Inc., Senior Secured Term B Loan,
7.500%, 07/21/2016	3,568,807	3,572,912
Pinnacle Foods Corp., Senior Secured Tranche C Term Loan,
7.500%, 04/02/2014	4,000,000	4,000,000

		7,572,912

Broadcasting and Entertainment - 3.07%
Charter Communications, Inc., Senior Secured Term C Loan,
3.550%, 09/06/2016	2,992,481	2,793,766
Entravision Communications Corp., Senior Secured Term Loan,
5.550%, 03/29/2013	3,850,044	3,814,065
Nexstar Broadcasting Group, Inc., Senior Secured Term Loan,
5.000%, 09/30/2016	858,920	848,991
5.000%, 09/30/2016	1,343,439	1,327,909

		8,784,731

Buildings and Real Estate - 3.05%
CB Richards Ellis Services, Inc., Senior Secured Tranche B Term Loan,
6.059%, 12/20/2013	3,052,084	3,049,780
Custom Building Products, Inc., Senior Secured Term B Loan,
5.750%, 03/19/2015	2,934,545	2,912,536

See Notes to Portfolio of Investments on Page 14.
Semi-Annual Report | June 30, 2010	5

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Buildings and Real Estate (continued)
Rental Services Corp., Secured Second Lien A Loan,
3.800%, 12/02/2013	$3,000,000	$2,747,490

		8,709,806

Cargo Transport - 0.69%
Ozburn-Hessey Holdings Co., Secured Second Lien Loan,
10.500%, 10/08/2016	2,000,000	1,975,000

Chemicals, Plastics and Rubber - 5.09%
Brenntag Holding GmbH & Co., Subordinate Second Lien Loan,
6.473%, 07/17/2015	4,000,000	3,940,000
Gentek, Inc., Senior Secured Tranche B Term Loan,
10/29/2014(b)	1,569,231	1,569,231
Lyondell Chemical Co., Senior Secured Term Loan,
5.500%, 04/08/2016	3,000,000	3,018,720
Rockwood Specialties Group, Inc., Senior Secured Tranche H Term Loan,
6.000%, 05/15/2014	1,000,000	1,002,710
Solutia, Inc., Senior Secured Term Loan,
4.752%, 03/17/2017	538,650	538,987
Styron LLC, Senior Secured Term Loan,
8.000%, 06/14/2016	4,478,261	4,479,649

		14,549,297

Containers, Packaging and Glass - 4.57%
BWAY Corp., Senior Secured Term B Loan,
6.000%, 05/21/2017	1,894,528	1,896,508
BWAY Corp., Senior Secured Term C Loan,
6.000%, 06/08/2017	177,612	177,797
Graham Packaging Co., Inc., Senior Secured Term C Loan,
7.500%, 04/05/2014	3,989,899	4,013,599
John Henry Holdings Inc., Senior Secured Effective Date Term Advance Loan,
7.000%, 05/13/2016	3,000,000	2,985,000

See Notes to Portfolio of Investments on Page 14.
6	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Reynolds Consumer Products, Inc., Senior Secured Add-On Term Loan,
5.750%, 05/05/2016	$4,000,000	$3,980,000

		13,052,904

Diversified/Conglomerate Manufacturing - 1.58%
Freescale Semiconductor, Inc., Senior Secured Extended Term Loan,
4.604%, 12/01/2016	4,000,000	3,530,000
Polymer Group, Inc., Senior Secured Tranche 2 Term Loan,
7.000%, 11/22/2012	993,153	998,119

		4,528,119

Diversified/Conglomerate Service - 10.32%
Avis Budget Holdings LLC, Senior Secured Extended Term Loan,
5.750%, 04/19/2014	3,000,000	2,997,195
Datatel, Inc., Senior Secured First Lien Term Loan,
6.500%, 12/10/2015	404,635	404,635
Datatel, Inc., Secured Second Lien Loan,
10.250%, 12/09/2016	3,000,000	3,037,500
infoGROUP, Inc., Senior Secured Term B Loan,
7.500%, 05/18/2016	3,000,000	2,943,750
Johnson Diversey, Inc., Senior Secured Tranche B Dollar Term Loan,
5.500%, 11/24/2015	3,024,226	3,028,006
Kronos, Inc., Secured Second Lien Loan,
6.040%, 06/11/2015	4,000,000	3,740,020
Language Line, Inc., Senior Secured Term B Loan,
5.500%, 11/04/2015	2,992,481	2,965,055
N.E.W. Customer Service Cos., Inc., Senior Secured Term Loan,
6.000%, 03/23/2016	3,971,429	3,913,843
Sitel / Clientlogic Corp., Senior Secured Term Loan,
5.795%, 01/30/2014	3,500,000	3,465,000
TNS, Inc., Senior Secured Term Loan,
6.000%, 11/18/2015	3,000,000	3,005,235

		29,500,239

See Notes to Portfolio of Investments on Page 14.
Semi-Annual Report | June 30, 2010	7

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Ecological - 1.01%
Casella Waste Systems, Inc., Senior Secured Term B Loan,
7.000%, 04/09/2014	$2,874,896	$2,887,474

Electronics - 7.78%
Aspect Software, Inc., Senior Secured Term B Loan,
6.250%, 05/07/2016	4,397,921	4,309,962
CDW Corp., Senior Secured Term Loan,
4.350%, 10/10/2014	3,989,924	3,497,947
Intergraph Corp., Senior Secured First Lien Term Loan,
6.007%, 05/29/2014	3,733,333	3,745,000
L-1 Identity Solutions, Inc., Senior Secured Tranche B-1 Term Loan,
6.750%, 08/05/2013	1,750,000	1,749,274
L-1 Identity Solutions, Inc., Senior Secured Tranche B-2 Term Loan,
7.250%, 08/05/2013	1,994,962	1,997,456
Spansion, Inc., Senior Secured Term Loan,
7.500%, 02/09/2015	4,000,000	3,968,340
Vertafore, Inc., Senior Secured Original Term B-2 Loan,
5.500%, 07/31/2014	2,998,582	2,946,107

		22,214,086

Farming and Agriculture - 1.74%
Bolthouse Farms, Inc., Senior Secured First Lien Term Loan,
5.500%, 02/08/2016	2,000,000	1,987,990
Bolthouse Farms, Inc., Secured Second Lien Loan,
9.500%, 08/11/2016	3,000,000	2,991,555

		4,979,545

See Notes to Portfolio of Investments on Page 14.
8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Finance - 3.96%
Green Tree Credit Solutions LLC, Senior Secured Initial Term Loan,
8.000%, 12/18/2015	$3,938,776	$3,805,842
NCO Group, Inc., Senior Secured B Advance Term Loan,
7.500%, 05/15/2013	3,942,507	3,875,485
Sungard Data Systems, Inc., Senior Secured Incremental Term Loan,
6.750%, 02/28/2014	3,634,685	3,642,626

		11,323,953

Grocery - 1.40%
Roundy’s, Inc., Secured Second Lien Loan,
10.000%, 12/03/2014	1,000,000	1,006,250
Roundy’s, Inc., Senior Secured Tranche B Term Loan,
3.849%, 11/03/2013	2,992,248	2,988,508

		3,994,758

Healthcare, Education and Childcare - 7.44%
1-800 Contacts, Inc., Senior Secured Term Loan,
7.700%, 03/04/2015	3,858,580	3,839,288
Alliance Healthcare Services, Inc., Senior Secured Term B Loan,
5.500%, 06/02/2016	2,992,481	2,939,484
Ardent Medical Services, Inc., Senior Secured Term Loan,
6.500%, 09/15/2015	3,790,500	3,692,193
Aurora Diagnostics LLC, Senior Secured Term B Loan,
6.250%, 05/21/2016	3,000,000	2,951,250
RehabCare Group, Inc., Senior Secured Term Loan,
6.000%, 11/24/2015	3,897,206	3,883,079
Warner Chilcott PLC, Senior Secured Term A Loan,
5.500%, 10/30/2014	1,507,862	1,508,020
Warner Chilcott PLC, Senior Secured Term B-1 Loan,
5.750%, 04/30/2015	710,486	709,768
Warner Chilcott PLC, Senior Secured Term B-2 Loan,
5.750%, 04/30/2015	1,183,087	1,181,892

See Notes to Portfolio of Investments on Page 14.
Semi-Annual Report | June 30, 2010	9

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Healthcare, Education and Childcare (continued)
Warner Chilcott PLC, Senior Secured Term B-3 Loan,
5.750%, 04/30/2015	$552,750	$552,192

		21,257,166

Home And Office Furnishings, Housewares and Durable Consumer Products - 1.39%
Advantage Sales and Marketing, Secured Second Lien Loan,
8.500%, 05/05/2017	4,000,000	3,970,000

Insurance - 2.48%
Alliant Holdings, Inc., Senior Secured Tranche C Incremental Term Loan,
7.500%, 08/21/2014	3,000,000	2,977,500
AmWINS Goup, Inc., Secured Second Lien Loan,
6.040%, 06/08/2014	1,377,865	1,167,741
Asurion Corp., Secured Second Lien A Loan,
6.850%, 07/03/2015	3,000,000	2,943,750

		7,088,991

Leisure, Amusement and Entertainment - 3.77%
Bass Pro Group LLC, Senior Secured Term Loan,
5.056%, 04/10/2015	2,992,500	2,977,463
FoxCo Acquisition Sub, LLC, Senior Secured Term Loan,
7.500%, 07/14/2015	3,989,848	3,825,266
Universal City Development Partners, Ltd., Senior Secured Term B Loan,
5.500%, 11/06/2014	3,989,975	3,981,975

		10,784,704

Machinery (Non Agricultural; Non Construction; Non Electronic) - 2.36%
Dresser, Inc., Secured Second Lien Loan,
6.195%, 05/04/2015	4,000,000	3,708,760
Mueller Water Products, Inc., Senior Secured Term A Loan,
5.290%, 05/22/2012	1,878,202	1,871,948

See Notes to Portfolio of Investments on Page 14.
10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Machinery (Non Agricultural; Non Construction;
Non Electronic) (continued)
Mueller Water Products, Inc., Senior Secured Term B Loan,
5.328%, 05/23/2014	$1,157,976	$1,154,363

		6,735,071

Oil and Gas - 4.42%
CITGO Petroleum Corp., Senior Secured Term C Loan,
7.000%, 06/24/2017	3,000,000	2,989,065
FR Brand Acquisition, Senior Secured Second Lien B-2 Loan,
7.488%, 02/07/2015	2,000,000	1,820,000
Sheridan Production Co., Senior Secured Term Loan,
7.500%, 04/20/2017	264,799	255,200
7.500%, 04/20/2017	433,524	417,809
7.500%, 04/20/2017	3,271,677	3,153,079
Targa Resources, Inc., Senior Secured Term Loan,
5.750%, 07/05/2016	4,000,000	3,993,320

		12,628,473

Personal and Nondurable Consumer Products - 1.72%
Hanes Brands, Inc., Senior Secured Term Loan,
5.250%, 12/10/2015	2,000,000	2,008,930
Revlon Consumer Products Corp., Senior Secured New Term Loan,
6.006%, 03/11/2015	2,992,500	2,920,500

		4,929,430

Personal, Food and Miscellaneous Services - 2.97%
Protection One Alarm Monitoring, Inc., Senior Secured Term B Loan,
6.000%, 06/04/2016	3,590,000	3,554,100
Sedgwick CMS, Inc., Secured Second Lien Loan,
9.000%, 05/10/2017	5,000,000	4,937,500

		8,491,600

Printing and Publishing - 1.50%
CW Acquisition LP, Senior Secured Term B Loan(b)	3,500,000	3,421,250

See Notes to Portfolio of Investments on Page 14.
Semi-Annual Report | June 30, 2010	11

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Printing and Publishing (continued)
Thomson Learning, Senior Secured Term Loan,
2.790%, 07/03/2014	$997,436	$862,922

		4,284,172

Retail Stores - 4.17%
Harbor Freight Tools USA, Inc., Senior Secured Term Loan,
5.016%, 02/24/2016	3,151,126	3,139,309
Michaels Stores, Inc., Senior Secured Term B-2 Loan,
4.943%, 07/31/2016	3,000,000	2,857,035
Sagittarius Brands Inc., Senior Secured Term Loan,
7.500%, 12/30/2040	3,000,000	2,943,720
Toys “R” Us, Inc., Senior Secured Tranche B Term Loan,
4.595%, 07/19/2012	3,000,000	2,969,295

		11,909,359

Telecommunications - 5.14%
Avaya, Inc., Senior Secured Term B-2 Loan,
10.500%, 10/24/2014	2,992,462	3,041,090
Cincinnati Bell, Inc., Senior Secured Tranche B Term Loan,
6.500%, 06/10/2017	4,987,500	4,851,915
Telcordia Technologies, Inc., Senior Secured Term Loan,
6.750%, 04/30/2016	4,000,000	3,931,660
Telesat Canada, Inc., Senior Secured Delayed Draw Term II Loan,
3.360%, 10/31/2014	236,692	226,468
Telesat Canada, Inc., Senior Secured Term I Loan,
3.360%, 10/31/2014	2,755,638	2,636,608

		14,687,741

Utilities - 3.80%
Aquilex Holdings LLC, Senior Secured Term Loan,
5.502%, 04/01/2016	3,349,178	3,319,889
New Development Holdings LLC (Calpine), Senior Secured Term B Loan,
10.000%, 05/22/2012	4,630,000	4,592,381

See Notes to Portfolio of Investments on Page 14.
12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Interest Rate/Maturity Date	Principal Amount	Market Value

Utilities (continued)
TXU Corp., Senior Secured Initial Tranche B-3 Term Loan,
3.850%, 10/10/2014	$3,989,744	$2,945,289

		10,857,559

TOTAL FLOATING RATE LOAN INTERESTS		259,136,132

(Amortized Cost $260,036,902)

CORPORATE BONDS - 5.33%

Beverage, Food and Tobacco - 0.51%
Michael Foods, Inc., Senior Unsecured Bond,
9.750%, 07/15/2018(c)	1,400,000	1,445,500

Broadcasting and Entertainment - 0.67%
Mediacom Broadband LLC, Senior Unsecured Bond,
8.500%, 10/15/2015(c)	2,000,000	1,920,000

Chemicals, Plastics and Rubber - 0.75%
Lyondell Chemical Co., Senior Secured Bond,
11.000%, 05/01/2018(c)	2,000,000	2,155,000

Containers, Packaging and Glass - 1.10%
BWAY Holding Co., Senior Unsecured Bond,
10.000%, 06/15/2018(c)	3,000,000	3,142,500

Healthcare, Education and Childcare - 0.70%
Inverness Medical, Inc., Senior Unsecured Bond,
9.000%, 05/15/2016(c)	2,000,000	2,010,000

Leisure, Amusement and Entertainment - 0.72%
Universal City Development Partners, Ltd., Subordinate Bond,
10.875%, 11/15/2016(c)	2,000,000	2,050,000

Telecommunications - 0.88%
Hughes Network Systems LLC, Senior Unsecured Bond,
9.500%, 04/15/2014(c)	2,455,000	2,497,962

TOTAL CORPORATE BONDS		15,220,962

(Amortized Cost $14,949,045)

See Notes to Portfolio of Investments on Page 14.
Semi-Annual Report | June 30, 2010	13

Blackstone / GSO Senior Floating Rate Term Fund
Portfolio of Investments	June 30, 2010 (Unaudited)

Market Value
Total Investments - 96.01%	$274,357,094
(Cost $274,985,947)

Other Assets - 3.99%	11,409,169

Net Assets - 100.00%	$285,766,263

Amounts above are shown as percentage of total net assets as of June 30, 2010.

(a)

The coupon rate shown represents the rate at period end. Senior floating-rate interests (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of two to four years. Senior Loans typically have rates of interest which are redetermined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium.

(b)	All or a portion of this position has not settled as of June 30, 2010. Contract rates do not take effect until settlement date.
(c)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to a “qualified institutional buyers” under Rule 144A. As of June 30, 2010, the value of these securities was $15,220,962 or 5.33% of net assets.

See Notes to Financial Statements.

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Assets and Liabilities	June 30, 2010 (Unaudited)

ASSETS:
Cash equivalent	$75,579,915
Investments, at value (Cost $274,985,947)	274,357,094
Receivable for investment securities sold	5,884,279
Interest receivable	564,826
Prepaid expenses and other assets	268,074

Total Assets	356,654,188

LIABILITIES:
Payable for investment securities purchased	70,255,422
Accrued offering costs	320,000
Accrued investment advisory fees payable	224,695
Accrued trustees’ fees payable	9,164
Other payables and accrued expenses	78,644

Total Liabilities	70,887,925

Net Assets	$285,766,263

COMPOSITION OF NET ASSETS:
Paid-in capital	$286,000,000
Undistributed net investment income	354,633
Accumulated net realized gain on investment securities	40,483
Net unrealized loss on investment securities	(628,853)

Net Assets	$285,766,263

Shares of common shares outstanding (unlimited number of shares authorized, par value $0.001 per share)	15,005,236

Net Asset Value Per Share	$19.04

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2010	15

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Operations For the period May 26, 2010 (Commencement of Operations) to June 30, 2010 (Unaudited)

INVESTMENT INCOME:
Interest	$738,476

Total Investment Income	738,476

EXPENSES:
Investment advisory fee	261,257
Fund accounting and administration fees	39,189
Insurance expense	29,293
Legal and audit fees	20,863
Trustees’ fees and expenses	9,164
Printing expense	7,527
Other expenses	16,550

Total Expenses	383,843

Net Investment Income	354,633

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on:
Investment securities	40,483
Net unrealized loss on:
Investment securities	(628,853)

Net Realized and Unrealized Loss on Investments	(588,370)

Net Decrease in Net Assets from Operations	$(233,737)

See Notes to Financial Statements.

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Changes in Net Assets	June 30, 2010 (Unaudited)

For the Period May 26, 2010 (Commencement of Operations) to June 30, 2010 (Unaudited)
FROM OPERATIONS:
Net investment income	$354,633
Net realized gain on investment securities	40,483
Net unrealized loss on investment securities	(628,853)

Net Decrease in Net Assets From Operations	(233,737)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares, net of offering costs	266,840,000
Proceeds from the underwriters’ over-allotment options exercised, net of offering costs	19,060,000

Net Increase Resulting From Capital Share Transactions	285,900,000

Net Increase in Net Assets	285,666,263

NET ASSETS:
Beginning of period	100,000

End of period*	$285,766,263

*Includes undistributed net investment income of:	$354,633

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2010	17

Blackstone / GSO Senior Floating Rate Term Fund
Statement of Cash Flows	June 30, 2010 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(233,737)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(281,449,280)
Proceeds from disposition of investment securities	6,503,535
Net realized gain on investment securities	(40,483)
Net unrealized loss on investment securities	628,853
Premium amortization	852
Discount accretion	(572)
Increase in receivable for investment securities sold	(5,884,279)
Increase in interest receivable	(564,826)
Increase in prepaid expenses and other assets	(268,073)
Increase in payable for investment securities purchased	70,255,422
Increase in accrued offering costs	320,000
Increase in accrued investment advisory expense	224,695
Increase in other payables and accrued expenses	87,808

Net Cash Used by Operating Activities	(210,420,085)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares, net of offering costs	266,840,000
Proceeds from the underwriters’ over-allotment options exercised, net of offering costs	19,060,000

Net Cash Provided in Financing Activities	285,900,000

Net Increase in Cash	75,479,915
Cash and cash equivalents, beginning balance	$100,000
Cash and cash equivalents, ending balance	$75,579,915

See Notes to Financial Statements.

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Financial Highlights	For a Share Outstanding Throughout the Period Indicated

For the Period May 26, 2010 (Commencement of Operations) to June 30, 2010 (Unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.10

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02
Net realized and unrealized loss on investments	(0.04)

Total Loss from Investment Operations	(0.02)

CAPITAL SHARE TRANSACTIONS
Common share offering costs charged to paid-in capital	(0.04)

Total Capital Share Transactions	(0.04)

Net asset value - end of period	$19.04

Market price - end of period	$20.00

Total Investment Return(a) - Net Asset Value	(0.31)%
Total Investment Return(a) - Market Price	0.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, at end of period (000s)	$285,766
Ratios to average net assets:
Total expenses	1.47%(b)
Net investment income	1.36%(b)
Portfolio turnover rate	4%

(a)

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Results represent past performance and do not guarantee future results.

(b)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2010	19

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund was organized in Delaware on March 4, 2010. The Fund was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. The Fund commenced operations on May 26, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,235.602 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of the Fund’s assets will be invested in senior secured, floating rate loans (“Senior Loans”). Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of it’s assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

Absent shareholder approval to extend the term of the Fund, the Fund will dissolve on or about May 31, 2020. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to the Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the board of trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of the Fund. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

The Financial Accounting Standards Board (“FASB”) issued The Accounting Standards CodificationTM to establish a framework of accounting principles used in the preparation of financial statements that are presented in conformity with GAAP. The FASB Accounting Standards Codification (“ASC”) is the source of authoritative accounting principles recognized by the FASB.

Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

20	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

Portfolio Valuation: Net asset value per common share (the “NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates the NAV by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

The Fund values its floating rate loan interests primarily by using the mid-price of market quotations from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider, for composite loan prices, includes collection of bank loan data from dealers, further evaluation of that data, and creation of composite and model prices for loans. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Non-U.S. securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options would be priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available would be valued as Fair Valued Assets.

In accordance with ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/ or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

Semi-Annual Report | June 30, 2010	21

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests	$-	$259,136,132	$-	$259,136,132
Corporate Bonds	-	15,220,962	-	15,220,962

Total	$-	$274,357,094	$-	$274,357,094

All securities of the Fund were valued using Level 2 inputs during the period ended June 30, 2010. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Fund.

*For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

New Accounting Pronouncement: In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Foreign Currency Translation: The Fund may invest a portion of its assets in foreign securities. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. Foreign realized and unrealized gains and losses related to fluctuation in exchange rates, if any, would be included in the Statement of Operations under Foreign currency related transactions.

22	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

ASC 740, Income Taxes, requires the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. As of, and during the period ended June 30, 2010, management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and New York. As of June 30, 2010, the tax year ending December 31, 2010 remains subject to examination by the Fund’s major tax jurisdictions.

Distributions to Shareholders: Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund will distribute to common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Fair Value of Financial Instruments: The fair values of assets and liabilities which qualify as financial instruments under ASC 825-10-50, Disclosures About Fair Value of Financial Instruments, approximate the carrying amounts presented in the accompanying consolidated statement of financial condition.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for administrative and compliance oversight services to the Fund. GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”).

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of the Fund’s Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses.

Semi-Annual Report | June 30, 2010	23

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

The Fund pays each Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a fee of $12,000 per annum, plus $2,000 per meeting of the Board of Trustees. In addition, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive $3,000 per annum. In addition, for each meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Fund, the Fund will pay each committee member $1,000 for each such committee meeting attended. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

The Bank of New York Mellon serves as the Fund’s custodian. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, serves as the Fund’s transfer agent.

NOTE 4. SECURITIES TRANSACTIONS

During the period ended June 30, 2010, there were purchase and sale transactions (excluding short term securities) of $281,449,280 and $6,503,535, respectively.

On June 30, 2010, based on cost of $274,985,947 for federal income tax purposes, aggregate gross unrealized gains for all securities in which there is an excess of value over tax cost was $702,440 and aggregate gross unrealized losses for all securities in which there is an excess of tax cost over value was $1,331,293, resulting in net unrealized loss of $628,853.

NOTE 5. CAPITAL

The Fund has authorized an unlimited number of $0.001 par value common shares. At June 30, 2010, 15,005,236 common shares were outstanding.

For the Period May 26, 2010 (Commencement of Operations) to June 30, 2010
Common shares outstanding - beginning of period	5,236
Common shares issued in connection with initial public offering	14,000,000
Common shares issued from underwriters’ over-allotment options exercised	1,000,000
Common shares issued as reinvestment of dividends	-
Common shares outstanding - end of period	15,005,236

See Note 7, Subsequent Events, for information regarding the Fund’s leverage, launched subsequent to June 30, 2010.

NOTE 6. RISKS

Senior Loans Risk: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Senior Loans hold the most senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with

24	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all.

The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.

The Fund may acquire Senior Loans through assignments or participations. The Fund will typically acquire Senior Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks,

Semi-Annual Report | June 30, 2010	25

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

Non-Diversification Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Subordinated Loans Risk: The Fund may invest up to 20% of its Managed Assets in subordinated loans. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Below Investment Grade Securities Risk: The Fund anticipates that it will invest the majority of its assets in Senior Loans, Subordinated Loans and other debt securities that are rated below investment grade. Below investment grade securities are commonly referred to as “junk” or high yield securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns.

Lower grade securities, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, investors could lose money on their investment in common shares of the Fund, both in the short-term and the long-term.

Liquidity Risk: The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

26	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Credit Risk: Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities.

Leverage Risk: The use of borrowings to leverage the common shares can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

Interest Rate Risk: The floating or variable rate feature of Senior Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in Senior Loans may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, Senior Loans may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an impact on the Fund’s net asset value.

Limited Term Risk: Unless the dissolution date is extended by a majority of shareholders in accordance with the Agreement and Declaration of Trust, the Fund will be dissolved on or about May 31, 2020. The Fund does not seek to return $20.00 per share upon dissolution. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under

Semi-Annual Report | June 30, 2010	27

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Financial Statements	June 30, 2010 (Unaudited)

management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The board of trustees may in its sole discretion, without the consent or vote of the shareholders, choose to dissolve the Fund prior to the required dissolution date, which would cause the Fund to miss any market appreciation that occurs after the Fund is dissolved. Conversely, if the shareholders extend the dissolution date, market conditions may deteriorate and the Fund may experience losses.

Inflation/Deflation Risk: Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

NOTE 7. SUBSEQUENT EVENTS

Subsequent to June 30, 2010, on July 1, 2010, the Fund declared its initial dividend to common shareholders, at $0.11 per common share, payable August 31, 2010. On July 14, 2010, the Fund declared its next three monthly dividends, at $0.11 per common share, to be paid in September 30, October 29, and November 30, 2010, respectively.

On July 14, 2010, the underwriters of the Fund’s IPO exercised an overallotment option to purchase an additional 130,000 of the Fund’s common shares of beneficial interest. This was the final exercise of the underwriters’ overallotment option.

On August 13, 2010, the Fund issued $96 million aggregate principal amount senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of the Fund’s Managed Assets. The average cost of the $144 million aggregate senior notes and term preferred shares is 1.78% over 3 month LIBOR (London interbank market borrowing rate). The Fund intends to use the proceeds of the offering to purchase additional assets for the Fund’s portfolio. Commencing in November 2010, the Fund will pay quarterly, a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the termination date of the Fund.

28	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Summary of Dividend Reinvestment Plan	June 30, 2010

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in our common shares by providing the required enrollment notice to The Bank of New York Mellon, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Fund’s Board of Trustees declares a dividend or distribution.

When the Fund declares a dividend or distribution, shareholders who are participants in the DRIP receive the equivalent of the amount of the dividend or distribution in our common shares. If you participate in the DRIP, the number of common shares of the Fund you will receive will be determined as follows:

(1)	If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or
(b)	95% of the market price per common share on the determination date.

(2)	If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the dividend or distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by

Semi-Annual Report | June 30, 2010	29

Blackstone / GSO Senior Floating Rate Term Fund
Summary of Dividend Reinvestment Plan	June 30, 2010

shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by the Fund to the transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such dividends or distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information about the DRIP by writing us at our principal office, which is located at 280 Park Avenue, 11th Floor, New York, NY 10017 or by contacting the DRIP administrator at the following address: BNY Mellon Shareowner Services, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

30	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Additional Information	June 30, 2010

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Fund’s website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Fund’s website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | June 30, 2010	31

Blackstone / GSO Senior Floating Rate Term Fund
Approval of Investment Advisory Agreement	June 30, 2010

At an in-person meeting (the “Organization Meeting”) of the Board of Trustees (the “Board”) of the Fund held on April 26, 2010, the Board received a proposal to launch a non-diversified, closed-end management investment company registered under the 1940 Act. As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of the Fund’s investment advisory agreement (the “Agreement”) pursuant to which the Adviser provides the Fund with investment advisory services. The Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Adviser. Prior to the Organization Meeting, the Independent Trustees received a memorandum from counsel to the Fund describing their responsibilities in connection with the approval of the Agreement as well as information from the Adviser they deemed reasonably necessary for their review of the Agreement.

Nature, Extent and Quality of the Services to be provided to the Fund under the Agreement

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund and its shareholders by the Adviser under the Agreement. The Board noted that the Fund is newly organized and has no operating history. The Board reviewed information received from the Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and reviewed the investment programs of the Fund and Adviser with the CCO.

As a newly organized fund, the Fund had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Agreement. The Board reviewed the investment objectives and policies of the Fund with the Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team of the Adviser that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Adviser the Adviser’s experience and capabilities in the management of funds and investment vehicles comparable to the Fund and also discussed the Adviser’s compliance capabilities. The Board also considered the financial resources available to be employed by the Adviser and its affiliate, The Blackstone Group L.P., for the benefit of the Fund.

The Board also considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of services provided to the Fund by others.

The Board concluded that, overall, it was satisfied with the nature, extent and high quality of the respective services expected to be provided by the Adviser under the Agreement.

Management Fees

The Board reviewed and considered the contractual investment advisory fee (the “Contractual Advisory Fee”) payable by the Fund to the Adviser under the Agreement in light of the nature, extent and high quality of the management and services expected to be provided by the Adviser to the Fund. The Contractual Advisory Fee is an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets. The Board noted that the Adviser will provide the Fund, or cause the Fund to be provided, with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Adviser will coordinate and oversee the provision of services to the Fund by other fund service providers.

32	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Approval of Investment Advisory Agreement	June 30, 2010

The Board received and considered information comparing the Contractual Advisory Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board obtained confirmation from the Adviser that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Board noted that during periods when the Fund is using leverage through borrowings or the issuance of preferred stock, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s managed assets, which includes the principal amount of the borrowings and any assets attributable to the issuance of preferred stock. The Adviser discussed the expected expense ratio of the Fund and the costs of organization. The Adviser also discussed with the Board the Fund’s proposed underwriting arrangements. Underwriters were to receive a sales load of 4.50% of the offering price of each share. The Board noted a proposal by the Adviser to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share.

Profitability

Because the Fund was newly organized, the Board noted that the Adviser had no historical profitability information available for the Board to consider at the time of the Organization Meeting. The Board was not provided with pro forma information regarding the projected profitability to the Adviser of its services to the Fund. However, the Adviser, at the Organization Meeting, informed the Board that its relationship with the Fund would not be profitable to the Adviser for a period of at least two years. The Board noted that profitability information, if provided, would have been pro forma in nature, and therefore speculative, and likely would not have been given significant, if any, weight. Under the circumstances, profitability was not a factor in the Board’s evaluation of the Agreement.

Economies of Scale

The Adviser stated that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond the possible issuance of preferred shares and notes and maintaining its dividend reinvestment plan, any other significant growth in its assets will generally occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of beneficial shares of the Fund. The Board concluded the Contractual Advisory Fee structure, which incorporates no breakpoints to reflect the potential for realization of economies of scale, was appropriate at that time.

Taking all of the above into consideration, the Board determined that the Contractual Advisory Fee was reasonable in light of the information presented and the nature, extent and high quality of the services expected to be provided by the Adviser under the Agreement.

Other Benefits to the Adviser

The Board considered other benefits expected to be received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Adviser’s commitment to the Fund, the other ancillary benefits that the Adviser and its affiliates expect to receive were not considered excessive under the circumstances.

Semi-Annual Report | June 30, 2010	33

Blackstone / GSO Senior Floating Rate Term Fund
Approval of Investment Advisory Agreement	June 30, 2010

Based on their discussions and considerations, including those described above, the Board, including the Independent Trustees, determined that the Agreement was in the interests of the Fund’s shareholders and unanimously voted to approve the Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement, and each Board member attributed different weights to the various factors.

34	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	June 30, 2010 (Unaudited)

The overall management of the business and affairs of the Fund is vested in the Board of Trustees. Starting with the first annual meeting of shareholders, the Board of Trustees will be classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Fund’s executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Adviser and their board members and officers is 280 Park Avenue, 11th Floor, New York, NY 10017, unless specified otherwise below.

NON-INTERESTED TRUSTEES:

Name, Address and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(1)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio c/o Chairman of the Fund GSO / Blackstone Debt Funds Management LLC 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1952	Trustee and member of Audit and Nominating Committees	Since April 2010	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	—	Trump Entertainment Resorts, Inc.
Michael Holland c/o Chairman of the Fund GSO / Blackstone Debt Funds Management LLC 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1944	Trustee and member of Audit, Nominating, Pricing, and Valuation Committees	Since April 2010	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	—	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.

Semi-Annual Report | June 30, 2010	35

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	June 30, 2010 (Unaudited)

NON-INTERESTED TRUSTEES:

Name, Address and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(1)	Other Directorships Held by the Trustee During the Past Five Years
John R. O’Neill c/o Chairman of the Fund GSO / Blackstone Debt Funds Management LLC 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1949	Trustee and member of Audit and Nominating Committees; Chairman of Audit Committee	Since April 2010	Mr. O’Neill was a partner of Ernst & Young LLP from 2002 to 2009.	—	—
Thomas W. Jasper c/o Chairman of the Fund GSO / Blackstone Debt Funds Management LLC 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1948	Trustee and member of Audit and Nominating Committees; Chairman of Nominating Committee	Since April 2010	Mr. Jasper has been Chief Executive Officer of Primus Guaranty, Ltd. since March 2001.	—	Primus Guaranty, Ltd.

36	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	June 30, 2010 (Unaudited)

INTERESTED TRUSTEES: (2)

Name, Address and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(1)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. GSO / Blackstone Debt Funds Management LLC 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1963	Chairman of the Board, President and Chief Executive Officer, Trustee and member of Pricing and Valuation Committees	Since April 2010	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	—	—

OFFICERS: (2)

Name, Address and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(1)
Eric Rosenberg 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1968	Chief Financial Officer and Treasurer	Since Inception	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	—

Semi-Annual Report | June 30, 2010	37

Blackstone / GSO Senior Floating Rate Term Fund
Trustees & Officers	June 30, 2010 (Unaudited)

OFFICERS: (2)

Name, Address and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(1)
Lee M. Shaiman 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1956	Executive Vice President and Assistant Secretary	Since April 2010	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	—
Marisa Beeney 280 Park Avenue, 11th Floor New York, NY 10017 Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	—

(1)	Aside from the Fund, there are no other funds in the fund complex.
(2)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

38	www.blackstone-gso.com

Intentionally Left Blank

39	www.blackstone-gso.com

Intentionally Left Blank

40	www.blackstone-gso.com

Blackstone / GSO Senior
Floating Rate Term Fund

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2.      Code of Ethics.

  Not applicable to this Report.

Item 3.      Audit Committee Financial Expert.

  Not applicable to this Report.

Item 4.      Principal Accountant Fees and Services.

  Not applicable to this Report.

Item 5.      Audit Committee of Listed Registrants.

  Not applicable to this Report.

Item 6.      Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable to this Report.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

  Not applicable to this Report.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment

       Company and Affiliated Purchasers.

  None.

Item 10.     Submission of Matters to a Vote of Security Holders.

On April 26, 2010, the Board of Directors of the Registrant adopted bylaws of the Registrant (the “Bylaws”) that designate procedures by which stockholders may submit proposals to the Registrant’s Board of Directors. The applicable sections of the Bylaws are set forth below:

Article 1.4 (A)(1): Nominations of persons for election as a Trustee of the Trust and the proposal of other business to be considered by the Shareholders may be made at an annual meeting of Shareholders only (a) pursuant to the Trust’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Trustees or any committee thereof or (c) by any Shareholder of the Trust who was a Shareholder of record of the Trust at the time the notice provided for in this Section 1.4 is delivered to the Secretary of the Trust, who is entitled to vote upon nominations or proposals at the meeting and who complies with the notice procedures set forth in this Section 1.4.

Item 11.     Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 7, 2010

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 7, 2010